UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

Greenwich Capital Commercial Funding Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108801-02 (Commission File Number)	06-1565524 (IRS Employer Identification No.)
600 Steamboat Rd., Greenwich, Connecticut (Address of principal executive offices)	06830 (Zip Code)

Registrant's telephone number, including area code 203-625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Greenwich Capital Commercial Funding Corp., as Depositor, Commercial Mortgage Trust 2004-GG1, Commercial Mortgage Pass-Through Certificates, Series 2004-GG1, which was made on November 15, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on November 15, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 18, 2004
Greenwich Capital Commercial Funding Corp.,
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Administrator:
Susan Abbott 312.904.9664
susan.l.abbott@abnamro.com
Analyst:
Eileen Yu 714.259.6232
cheng-ying.yu@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Page 2-3

Page 7-8

Page 13-15
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Page 16-21

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GCCF4GG1
GCCF4GG1_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
13-May-04
11-Jun-04
12-Jun-36
Parties to The Transaction
Depositor: Greenwich Capital Commercial Funding Corp.
Underwriter: Banc of America Securities LLC/Credit Suisse First Boston LLC/Goldman Sachs & Co.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Fitch, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.701422%
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Greenwich Capital Commercial Funding Corp.,
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
94
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 721807.1
637.760590069
71.189397549
0.000000000
566.571192520
0.948668716
Fixed
0.00
0.00
0.000000000
1.78500000%
0.000000000
396789FM6
A-1
23,421,000.00
14,936,990.78
1,667,326.88
0.00
13,269,663.90
22,218.77
1000.000000000
0.000000000
0.000000000
1000.000000000
3.195833361
Fixed
0.00
0.00
0.000000000
3.83500000%
0.000000000
396789FN4
A-2
150,541,000.00
150,541,000.00
0.00
0.00
150,541,000.00
481,103.95
1000.000000000
0.000000000
0.000000000
1000.000000000
3.620000000
Fixed
0.00
0.00
0.000000000
4.34400000%
0.000000000
396789FP9
A-3
274,000,000.00
274,000,000.00
0.00
0.00
274,000,000.00
991,880.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.962500000
Fixed
0.00
0.00
0.000000000
4.75500000%
0.000000000
396789FQ7
A-4
296,000,000.00
296,000,000.00
0.00
0.00
296,000,000.00
1,172,900.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.069166671
Fixed
0.00
0.00
0.000000000
4.88300000%
0.000000000
396789FR5
A-5
381,830,000.00
381,830,000.00
0.00
0.00
381,830,000.00
1,553,729.91
1000.000000000
0.000000000
0.000000000
1000.000000000
4.279166700
5.135000000%
0.00
0.00
0.000000000
5.13500000%
0.000000000
396789FS3
A-6
100,000,000.00
100,000,000.00
0.00
0.00
100,000,000.00
427,916.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.430833331
5.317000000%
0.00
0.00
0.000000000
5.31700000%
0.000000000
396789FT1
A-7
1,005,555,000.00
1,005,555,000.00
0.00
0.00
1,005,555,000.00
4,455,446.61
1000.000000000
0.000000000
0.000000000
1000.000000000
0.461729679
0.390626785%
0.00
0.00
0.000000000
0.55407562%
0.000000000
N
396789GJ2/U3907JDX8
XP
2,460,098,000.00
2,460,098,000.00
0.00
0.00
2,460,098,000.00
1,135,900.26
996.739622052
0.000000000
0.000000000
996.098873588
0.113212810
0.123121278%
0.00
0.00
0.000000000
0.13629976%
0.000000000
N
396789GK9/U3907JDY6
XC
2,602,155,095.00
2,593,671,085.91
0.00
0.00
2,592,003,759.03
294,597.29
1000.000000000
0.000000000
0.000000000
1000.000000000
4.521666613
5.426000000%
0.00
0.00
0.000000000
5.42600000%
0.000000000
396789FU8
B
61,802,000.00
61,802,000.00
0.00
0.00
61,802,000.00
279,448.04
1000.000000000
0.000000000
0.000000000
1000.000000000
4.555000192
5.466000000%
0.00
0.00
0.000000000
5.46600000%
0.000000000
396789FV6
C
26,021,000.00
26,021,000.00
0.00
0.00
26,021,000.00
118,525.66
1000.000000000
0.000000000
0.000000000
1000.000000000
4.566011952
5.495641555%
0.00
0.00
0.000000000
5.47921435%
0.000000000
396789FW4
D
52,043,000.00
52,043,000.00
0.00
0.00
52,043,000.00
237,628.96
1000.000000000
0.000000000
0.000000000
1000.000000000
4.631845236
5.495641555%
0.00
0.00
0.000000000
5.55821435%
0.000000000
396789FX2
E
32,527,000.00
32,527,000.00
0.00
0.00
32,527,000.00
150,660.03
1000.000000000
0.000000000
0.000000000
1000.000000000
4.719345159
5.495641555%
0.00
0.00
0.000000000
5.66321435%
0.000000000
396789FY0/U3907JDM2
F
32,527,000.00
32,527,000.00
0.00
0.00
32,527,000.00
153,506.14
1000.000000000
0.000000000
0.000000000
1000.000000000
4.719345169
5.495641555%
0.00
0.00
0.000000000
5.66321435%
0.000000000
396789FZ7/U3907JDN0
G
26,022,000.00
26,022,000.00
0.00
0.00
26,022,000.00
122,806.80
1000.000000000
0.000000000
0.000000000
1000.000000000
4.719345409
5.495641555%
0.00
0.00
0.000000000
5.66321435%
0.000000000
396789GA1/U3907JDP5
H
39,032,000.00
39,032,000.00
0.00
0.00
39,032,000.00
184,205.49
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.701422%
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Greenwich Capital Commercial Funding Corp.,
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
94
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 721807.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541666410
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GB9/U3907JDQ3
J
6,505,000.00
6,505,000.00
0.00
0.00
6,505,000.00
29,543.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541667051
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GC7/U3907JDR1
K
13,011,000.00
13,011,000.00
0.00
0.00
13,011,000.00
59,091.63
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541667051
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GD5/U3907JDS9
L
13,011,000.00
13,011,000.00
0.00
0.00
13,011,000.00
59,091.63
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541666325
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GE3/U3907JDT7
M
9,758,000.00
9,758,000.00
0.00
0.00
9,758,000.00
44,317.58
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541666325
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GF0/U3907JDU4
N
9,758,000.00
9,758,000.00
0.00
0.00
9,758,000.00
44,317.58
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541666154
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GG8/U3907JDV2
O
6,506,000.00
6,506,000.00
0.00
0.00
6,506,000.00
29,548.08
1000.000000000
0.000000000
0.000000000
1000.000000000
4.541666750
5.450000000%
0.00
0.00
0.000000000
5.45000000%
0.000000000
396789GH6/U3907JDW0
P
42,285,095.00
42,285,095.00
0.00
0.00
42,285,095.00
192,044.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.703372381
6.622600000%
0.00
0.00
0.000000000
6.84404667%
0.000000000
396789GL7/U3907JDZ3
OEA-B1
10,500,000.00
10,500,000.00
0.00
0.00
10,500,000.00
59,885.41
1000.000000000
0.000000000
0.000000000
1000.000000000
5.703372414
6.622600000%
0.00
0.00
0.000000000
6.84404667%
0.000000000
396789GM5/U3907JEA7
OEA-B2
14,500,000.00
14,500,000.00
0.00
0.00
14,500,000.00
82,698.90
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
396789GP8/U3907JEC3
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
396789GQ6/U3907JED1
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,627,155,095.00
2,618,671,085.78
14,050,340.62
Total
2,617,003,758.90
1,667,326.88
0.00
12,383,013.74
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
12,308,832.19
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
12,440,337.80
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
12,384,759.52
)
(1,745.78
0.00
0.00
0.00
)
(1,745.78
1,642,601.56
24,725.32
1,667,326.88
0.00
0.00
0.00
0.00
0.00
0.00
1,667,326.88
14,052,086.40
14,050,340.62
2,618,671,085.91
126
1,667,326.88
0.00
0
0.00
0.00
0
0.00
0
2,617,003,759.03
126
32,292.21
313,829.76
24,725.32
131,505.61
24,725.32
131,505.61
55,578.28
0.00
0.00
1,452.67
57,030.95
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(55,578.28
12,383,013.74
Interest Not Advanced (
Current Period
)
0.00
131,505.61
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(313,829.76
)
(32,292.21
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
22,218.77
22,218.77
22,218.77
0.00
14.25%
14.31%
30/360
1.785000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
481,103.95
481,103.95
481,103.95
0.00
14.25%
14.31%
30/360
3.835000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
991,880.00
991,880.00
991,880.00
0.00
14.25%
14.31%
30/360
4.344000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
1,172,900.00
1,172,900.00
1,172,900.00
0.00
14.25%
14.31%
30/360
4.755000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,553,729.91
1,553,729.91
1,553,729.91
0.00
14.25%
14.31%
30/360
4.883000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-6
30
427,916.67
427,916.67
427,916.67
0.00
14.25%
14.31%
30/360
5.135000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-7
30
4,455,446.61
4,455,446.61
4,455,446.61
0.00
14.25%
14.31%
30/360
5.317000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
1,135,900.26
1,135,900.26
1,135,900.26
0.00
NA
NA
30/360
0.554075616%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
294,597.29
294,597.29
294,597.29
0.00
NA
NA
30/360
0.136299762%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
279,448.04
279,448.04
279,448.04
0.00
11.88%
11.92%
30/360
5.426000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
118,525.66
118,525.66
118,525.66
0.00
10.88%
10.92%
30/360
5.466000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
237,628.96
237,628.96
237,628.96
0.00
8.88%
8.91%
30/360
5.479214354%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
150,660.03
150,660.03
150,660.03
0.00
7.63%
7.65%
30/360
5.558214354%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
153,506.14
153,506.14
153,506.14
0.00
6.38%
6.40%
30/360
5.663214354%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
122,806.80
122,806.80
122,806.80
0.00
5.38%
5.40%
30/360
5.663214354%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
184,205.49
184,205.49
184,205.49
0.00
3.88%
3.89%
30/360
5.663214354%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
29,543.54
29,543.54
29,543.54
0.00
3.63%
3.64%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
59,091.63
59,091.63
59,091.63
0.00
3.13%
3.14%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
59,091.63
59,091.63
59,091.63
0.00
2.63%
2.64%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
44,317.58
44,317.58
44,317.58
0.00
2.25%
2.26%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
44,317.58
44,317.58
44,317.58
0.00
1.88%
1.88%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
29,548.08
29,548.08
29,548.08
0.00
1.63%
1.63%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
192,044.81
192,044.81
192,044.81
0.00
0.00%
0.00%
30/360
5.450000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
OEA-B1
30
59,885.41
59,885.41
59,885.41
0.00
NA
NA
30/360
6.844046667%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
OEA-B2
30
82,698.90
82,698.90
82,698.90
0.00
NA
NA
30/360
6.844046667%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
12,383,013.74
12,383,013.74
12,383,013.74
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
396789GP8
A-1
396789FM6
AAA
Aaa
AAA
A-2
396789FN4
AAA
Aaa
AAA
A-3
396789FP9
AAA
Aaa
AAA
A-4
396789FQ7
AAA
Aaa
AAA
A-5
396789FR5
AAA
Aaa
AAA
A-6
396789FS3
AAA
Aaa
AAA
A-7
396789FT1
AAA
Aaa
AAA
XP
396789GJ2
NR
NR
NR
XC
396789GK9
NR
NR
NR
B
396789FU8
AA
Aa2
AA
C
396789FV6
AA-
Aa3
AA-
D
396789FW4
A
A2
A
E
396789FX2
A-
A3
A-
F
396789FY0
BBB+
Baa1
BBB+
G
396789FZ7
BBB
Baa2
BBB
H
396789GA1
BBB-
Baa3
BBB-
J
396789GB9
BB+
Ba1
BB+
K
396789GC7
BB
Ba2
BB
L
396789GD5
BB-
Ba3
BB-
M
396789GE3
B+
B1
B+
N
396789GF0
B
B2
B

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
O
396789GG8
B-
B3
B-
P
396789GH6
NR
NR
NR
OEA-B1
396789GL7
BBB-
NR
BBB-
OEA-B2
396789GM5
BBB-
NR
BB+
R-II
396789GQ6
NR
NR
NR
LR

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721807.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.79%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Jul-04
1
1,977,832
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Series 2004-GG1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721807.1
Commercial Mortgage Pass-Through Certificates
15-Nov-04
126
100.80%
2,617,003,759
99.61%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
323
5.70%
5.67%
0
0
0
0
13-Oct-04
126
100.80%
2,618,671,086
99.68%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
324
5.52%
5.50%
0
0
0
0
13-Sep-04
126
100.80%
2,620,542,137
99.75%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
325
5.70%
5.67%
0
0
0
0
12-Aug-04
126
100.80%
2,622,190,295
99.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
326
5.70%
5.67%
0
0
0
0
12-Jul-04
126
100.80%
2,623,811,403
99.87%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
327
5.52%
5.49%
0
0
0
0
11-Jun-04
126
100.80%
2,625,593,423
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
328
5.70%
5.67%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-04
116,179.21
116,179.21
0.00
B
36
1-Oct-04
25,609.97
25,609.97
0.00
B
96
1-Oct-04
14,441.75
14,441.75
0.00
B
116
156,230.93
156,230.93
Total
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Mortgage Loan Characteristics
ABN AMRO Acct: 721807.1
Series 2004-GG1
Commercial Mortgage Pass-Through Certificates
Commercial Mortgage Trust 2004-GG1,
29-Oct-04
10-Dec-04
13-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
1 to
1,000,001
%
6
11,086,007
0.42
117
5.78
0.00
%
1,000,001 to
2,000,001
%
8
21,817,630
0.83
102
5.57
0.00
%
2,000,001 to
3,000,001
%
12
42,266,338
1.62
113
5.71
0.00
%
3,000,001 to
4,000,001
%
13
58,261,254
2.23
109
5.71
0.00
%
4,000,001 to
5,000,001
%
9
49,934,029
1.91
116
5.62
0.00
%
5,000,001 to
6,000,001
%
8
52,374,721
2.00
105
5.68
0.00
%
6,000,001 to
7,000,001
%
3
22,173,894
0.85
113
5.61
0.00
%
7,000,001 to
8,000,001
%
2
17,485,921
0.67
113
6.03
0.00
%
8,000,001 to
9,000,001
%
3
28,330,000
1.08
92
5.43
0.00
%
9,000,001 to 10,000,001
%
27
349,407,133
13.35
103
5.94
0.00
%
10,000,001 to 20,000,001
%
12
290,122,050
11.09
104
5.73
0.00
%
20,000,001 to 30,000,001
%
3
108,503,033
4.15
108
5.55
0.00
%
30,000,001 to 40,000,001
%
6
277,638,713
10.61
72
5.51
0.00
%
40,000,001 to 50,000,001
%
10
759,553,036
29.02
80
5.00
0.00
%
50,000,001 to 100,000,001
%
4
528,050,000
20.18
102
5.80
0.00
%
100,000,001 to 150,000,001
%
0
0
0.00
0
0.00
0.00
%
150,000,001 to 200,000,001
%
0
0
0.00
0
0.00
0.00
%
200,000,001 to 250,000,001
%
0
0
0.00
0
0.00
0.00
%
250,000,001 to 300,000,001
%
0
0
0.00
0
0.00
0.00
%
300,000,001 &
Above
%
150,000,000
1,587,641
2,617,003,759
126
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
20,769,871
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
83,771,431
3.20
52
3.46
0.00
%
3.000%
%
to
3.500%
1
89,056,601
3.40
52
3.62
0.00
%
3.501%
%
to
4.000%
3
54,106,207
2.07
44
4.40
0.00
%
4.001%
%
to
4.500%
5
327,511,071
12.51
75
4.69
0.00
%
4.501%
%
to
5.000%
31
595,856,619
22.77
100
5.35
0.00
%
5.001%
%
to
5.500%
58
903,651,461
34.53
103
5.71
0.00
%
5.501%
%
to
6.000%
19
329,744,186
12.60
106
6.28
0.00
%
6.001%
%
to
6.500%
6
98,550,662
3.77
74
6.68
0.00
%
6.501%
%
to
7.000%
1
120,000,000
4.59
109
7.20
0.00
%
7.001%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
to
8.000%
1
14,755,521
0.56
102
8.42
0.00
%
8.001%
%
to
8.500%
0
0
0.00
0
0.00
0.00
%
8.501%
%
to
9.000%
0
0
0.00
0
0.00
0.00
%
9.001%
%
to
9.500%
0
0
0.00
0
0.00
0.00
%
9.501%
%
to 10.000%
0
0
0.00
0
0.00
0.00
%
10.001%
%
&
Above
126
2,617,003,759
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
3.460%
8.420%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
1
31
0
0
0.00
0
0.00
0.00
%
%
to
32
61
0
0
0.00
0
0.00
0.00
%
%
to
62
91
0
0
0.00
0
0.00
0.00
%
%
to
92
121
0
0
0.00
0
0.00
0.00
%
%
&
122
Above
0
0
0.00%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
1
to
31
9
350,646,010
13.40
50
4.49
0.00
%
%
32
to
61
15
660,953,780
25.26
75
5.23
0.00
%
%
62
to
91
99
1,595,349,815
60.96
111
5.87
0.00
%
%
92
to
121
0
0
0.00
0
0.00
0.00
%
%
122
to
151
3
10,054,154
0.38
170
5.40
0.00
%
%
152
to
181
0
0
0.00
0
0.00
0.00
%
%
182
to
211
0
0
0.00
0
0.00
0.00
%
%
212
& Above
173
40
126
2,617,003,759
Minimum Remaining Term
Maximum Remaining Term
%
100.00

Greenwich Capital Commercial Funding Corp.,
Mortgage Loan Characteristics
ABN AMRO Acct: 721807.1
Series 2004-GG1
Commercial Mortgage Pass-Through Certificates
Commercial Mortgage Trust 2004-GG1,
29-Oct-04
10-Dec-04
13-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.500 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.250
0
0
0.00
0
0.00
0.00
%
%
3.251 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 3.750
0
0
0.00
0
0.00
0.00
%
%
3.751 4.000
0
0
0.00
0
0.00
0.00
%
%
4.001 & Above
126
2,617,003,759
100.00
94
5.52
0.00
%
%
Unknown
0.000
0.000
126
2,617,003,759
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.500 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 1.000
1
19,099,436
0.73
106
6.09
0.00
%
%
1.001 1.250
64
1,125,823,508
43.02
104
6.02
0.00
%
%
1.251 1.500
33
604,889,058
23.11
93
5.45
0.00
%
%
1.501 1.750
12
356,947,476
13.64
88
5.11
0.00
%
%
1.751 2.000
10
406,445,800
15.53
81
5.02
0.00
%
%
2.001 2.250
2
91,900,185
3.51
54
3.65
0.00
%
%
2.251 2.500
1
3,950,000
0.15
107
5.63
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.250
1
1,948,297
0.07
173
5.05
0.00
%
%
3.251 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 3.750
0
0
0.00
0
0.00
0.00
%
%
3.751 4.000
1
3,000,000
0.11
53
4.13
0.00
%
%
4.001 & Above
1
3,000,000
0.11
108
5.99
0.00
%
%
Unknown
4.260
1.190
126
2,617,003,759 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
New York
12
622,814,620
23.80
98
5.68
0.00
%
%
California
23
548,416,276
20.96
86
5.22
0.00
%
%
Texas
11
204,984,084
7.83
69
4.61
0.00
%
%
CMBS Certificate
7
191,525,304
7.32
82
5.63
0.00
%
%
Illinois
6
165,551,884
6.33
83
5.35
0.00
%
%
Virginia
4
127,289,904
4.86
114
5.62
0.00
%
%
Kentucky
1
108,550,000
4.15
113
6.42
0.00
%
%
Ohio
4
78,741,331
3.01
111
5.48
0.00
%
%
Connecticut
4
73,235,468
2.80
111
5.73
0.00
%
%
Georgia
6
63,529,864
2.43
109
5.39
0.00
%
%
Michigan
4
60,763,325
2.32
112
5.64
0.00
%
%
Hawaii
2
59,983,708
2.29
62
6.60
0.00
%
%
Florida
5
46,330,491
1.77
105
6.15
0.00
%
%
North Carolina
6
41,707,621
1.59
97
5.74
0.00
%
%
Kansas
1
33,853,095
1.29
104
5.10
0.00
%
%
Massachusetts
2
30,763,859
1.18
86
6.28
0.00
%
%
Colorado
5
29,714,003
1.14
111
5.72
0.00
%
%
Pennsylvania
4
27,041,194
1.03
123
5.52
0.00
%
%
Nevada
6
22,589,217
0.86
113
5.78
0.00
%
%
Alabama
2
15,964,276
0.61
108
5.72
0.00
%
%
Louisiana
3
15,354,472
0.59
110
6.10
0.00
%
%
District of Columbia
1
12,371,875
0.47
70
5.58
0.00
%
%
Arizona
1
11,750,000
0.45
107
6.11
0.00
%
%
South Carolina
2
11,453,529
0.44
111
5.28
0.00
%
%
Wisconsin
2
7,728,185
0.30
111
5.34
0.00
%
%
West Virginia
1
3,408,534
0.13
111
5.64
0.00
%
%
Utah
1
1,587,641
0.06
111
6.42
0.00
%
%
100.00
2,617,003,759
126
%

Greenwich Capital Commercial Funding Corp.,
Mortgage Loan Characteristics
ABN AMRO Acct: 721807.1
Series 2004-GG1
Commercial Mortgage Pass-Through Certificates
Commercial Mortgage Trust 2004-GG1,
29-Oct-04
10-Dec-04
13-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
37
1,354,239,650
51.75
94
5.69
0.00
%
%
Retail
54
872,171,399
33.33
94
5.13
0.00
%
%
Other
9
204,525,304
7.82
82
5.60
0.00
%
%
Multifamily
10
74,674,270
2.85
107
5.75
0.00
%
%
Lodging
4
41,461,025
1.58
92
7.23
0.00
%
%
Mobile home park
6
38,475,960
1.47
106
5.67
0.00
%
%
Industrial
5
27,270,034
1.04
118
5.75
0.00
%
%
Self storage
1
4,186,116
0.16
111
5.61
0.00
%
%
2,617,003,759
126
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
85
1,409,376,707
53.85
92
5.47
0.00
%
%
Full Amortizing
3
10,054,154
0.38
170
5.40
0.00
%
%
IO Maturity Balloon
7
154,150,000
5.89
86
5.43
0.00
%
%
IO/ Amortizating
31
1,043,422,898
39.87
97
5.61
0.00
%
%
2,617,003,759
126
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
126
2,617,003,759
100.00
94
0.00
%
%
5.52
1
to
31
0
0
0.00
0
0.00
%
%
0.00
32
to
61
0
0
0.00
0
0.00
%
%
0.00
62
to
91
0
0
0.00
0
0.00
%
%
0.00
92
to
121
0
0
0.00
0
0.00
%
%
0.00
122
to
151
0
0
0.00
0
0.00
%
%
0.00
152
to
181
0
0
0.00
0
0.00
%
%
0.00
182
to
211
0
0
0.00
0
0.00
%
%
0.00
212
to
241
0
0
0.00
0
0.00
%
%
0.00
242
to
271
0
0
0.00
0
0.00
%
%
0.00
272
to
301
0
0
0.00
0
0.00
%
%
0.00
302
or
More
126
2,617,003,759
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
93,262,624
3.56
43
4.69
0.00
%
%
2008
7
257,383,386
9.84
52
4.42
0.00
%
%
2009
4
221,716,279
8.47
70
5.14
0.00
%
%
2010
8
407,057,638
15.55
76
5.25
0.00
%
%
2011
4
38,831,962
1.48
92
5.73
0.00
%
%
2012
36
553,214,585
21.14
107
6.13
0.00
%
%
2013
62
1,035,483,131
39.57
113
5.73
0.00
%
%
2014
3
10,054,154
0.38
170
5.40
0.00
%
%
2015 & Greater
100.00
2,617,003,759
126
%

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
4.53000%
1-Mar-11
GCCF4G1A
Office
0.00
150,000,000
585,125
1
NY
5.49673%
1-Apr-14
GCCF4G1A
Office
0.00
149,500,000
707,628
2
NY
7.20000%
1-Dec-13
GCCF4G1A
Office
0.00
120,000,000
744,000
3
KY
6.41500%
1-Apr-14
GCCF4G1A
Office
0.00
108,550,000
599,633
4
CA
3.62000%
1-Mar-09
GCCF4G1A
Retail
0.00
89,056,601
410,193
5
VA
5.67900%
1-May-14
GCCF4G1A
Office
0.00
88,484,882
515,373
6
CA
4.68000%
1-Jul-10
GCCF4G1A
Office
0.00
86,437,500
348,343
7
TX
3.46000%
1-Mar-09
GCCF4G1A
Retail
0.00
83,771,431
423,709
8
CA
5.72700%
1-Nov-13
GCCF4G1A
Office
0.00
80,000,000
394,527
9
CA
5.59100%
1-May-11
GCCF4G1A
Office
0.00
77,000,000
370,714
10
NY
5.78600%
1-Nov-10
GCCF4G1A
Office
0.00
67,333,333
335,481
11
IL
5.43000%
1-Feb-11
GCCF4G1A
Office
0.00
66,359,591
377,481
12
NY
5.58000%
1-Apr-14
GCCF4G1A
Retail
0.00
65,536,127
378,060
13
IL
4.97000%
1-Sep-10
GCCF4G1A
Retail
0.00
55,573,571
302,269
14
HI
6.72000%
1-Jan-09
GCCF4G1A
Office
0.00
48,942,394
280,017
15
4.41000%
1-Mar-08
GCCF4G1B
Other
0.00
48,262,624
275,368
16
6.26600%
1-Apr-11
GCCF4G1A
Other
0.00
47,762,591
296,365
17
TX
5.00100%
1-Oct-08
GCCF4G1A
Office
0.00
45,000,000
193,789
18
CA
5.40000%
1-Apr-14
GCCF4G1A
Retail
0.00
44,671,104
252,689
19
OH
5.14600%
1-Apr-14
GCCF4G1A
Retail
0.00
43,000,000
190,545
20
5.89000%
1-Dec-13
GCCF4G1A
Other
0.00
39,185,701
234,629
21
CT
5.60000%
1-Jan-14
GCCF4G1C
Office
0.00
35,464,237
223,227
22
KS
5.10000%
1-Jul-13
GCCF4G1A
Retail
0.00
33,853,095
184,603
23
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
5.94000%
1-Oct-13
GCCF4G1A
Retail
0.00
28,149,295
169,774
24
VA
5.43000%
1-May-14
GCCF4G1A
Retail
0.00
27,828,601
157,753
25
GA
4.89000%
1-Dec-13
GCCF4G1A
Retail
0.00
26,300,000
110,745
26
5.78000%
1-Jun-12
GCCF4G1A
Other
0.00
25,523,468
151,054
27
MI
5.58000%
1-Mar-14
GCCF4G1A
Office
0.00
24,056,421
138,908
28
CA
5.57000%
1-Apr-14
GCCF4G1A
Retail
0.00
23,830,950
137,325
29
6.30000%
1-Mar-14
GCCF4G1A
Other
0.00
23,340,920
145,459
30
IL
5.85000%
1-Jan-14
GCCF4G1A
Retail
0.00
22,250,000
112,084
31
CA
5.89600%
1-May-11
GCCF4G1A
Office
0.00
21,620,251
139,075
32
CA
5.38600%
1-Feb-11
GCCF4G1A
Retail
0.00
21,391,645
121,102
33
CT
5.53000%
1-Mar-14
GCCF4G1A
Retail
0.00
20,830,498
119,631
34
NY
5.75000%
1-Mar-14
GCCF4G1A
Office
0.00
19,846,301
116,715
35
MA
6.09000%
1-Sep-13
GCCF4G1A
Multifamily
0.00
19,099,436
117,135
B
36
CA
5.38300%
1-Apr-11
GCCF4G1A
Retail
0.00
16,776,028
94,719
37
MI
5.83000%
1-Mar-14
GCCF4G1A
Office
0.00
15,300,000
76,810
38
IL
5.48000%
1-Feb-14
GCCF4G1A
Retail
0.00
15,154,315
86,113
39
TX
6.05000%
1-May-14
GCCF4G1A
Retail
0.00
14,920,321
90,415
40
CA
8.42000%
1-May-13
GCCF4G1A
Lodging
0.00
14,755,521
119,976
41
FL
6.33000%
1-Sep-13
GCCF4G1A
Retail
0.00
14,426,389
97,700
42
FL
6.04000%
1-Sep-13
GCCF4G1A
Multifamily
0.00
14,400,000
74,896
43
NC
6.31000%
1-Oct-13
GCCF4G1A
Office
0.00
12,835,838
80,445
44
CA
5.66000%
1-Jan-14
GCCF4G1A
Retail
0.00
12,374,335
72,234
45
DC
5.57800%
1-Sep-10
GCCF4G1D
Office
0.00
12,371,875
59,426
46
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.70000%
1-Nov-13
GCCF4G1A
Office
0.00
12,125,000
59,514
47
TX
5.26000%
1-Mar-09
GCCF4G1A
Retail
0.00
11,748,537
65,510
48
MA
6.58000%
1-May-09
GCCF4G1A
Lodging
0.00
11,664,423
79,925
49
AZ
6.11000%
1-Oct-13
GCCF4G1A
Mobile home park
0.00
11,750,000
61,821
50
CO
5.81000%
1-Mar-14
GCCF4G1A
Retail
0.00
11,600,000
58,035
51
PA
5.62000%
1-May-14
GCCF4G1A
Industrial
0.00
11,432,543
66,164
52
GA
6.16000%
1-Nov-13
GCCF4G1A
Retail
0.00
11,355,187
70,014
53
GA
5.28000%
1-Dec-13
GCCF4G1A
Retail
0.00
11,205,628
77,685
54
MI
5.85000%
1-Feb-14
GCCF4G1A
Retail
0.00
11,102,021
66,073
55
CT
6.42800%
1-May-14
GCCF4G1A
Retail
0.00
11,016,855
74,449
56
HI
6.07000%
1-May-14
GCCF4G1A
Retail
0.00
11,041,314
67,050
57
TX
5.50500%
1-Mar-14
GCCF4G1A
Retail
0.00
10,637,954
60,929
58
MI
5.30000%
1-May-14
GCCF4G1A
Office
0.00
10,304,883
62,629
59
AL
5.60000%
1-Nov-13
GCCF4G1A
Multifamily
0.00
10,114,276
58,786
60
TX
5.75000%
1-Aug-13
GCCF4G1A
Mobile home park
0.00
10,048,156
59,524
61
NY
5.50000%
1-Oct-13
GCCF4G1A
Other
0.00
10,000,000
45,833
62
NC
5.00000%
1-Apr-09
GCCF4G1A
Retail
0.00
9,200,000
39,611
63
NC
5.80000%
1-May-14
GCCF4G1A
Office
0.00
9,130,000
45,599
64
CA
6.50000%
1-Apr-14
GCCF4G1A
Lodging
0.00
8,875,976
67,102
65
SC
5.55000%
1-Apr-14
GCCF4G1A
Office
0.00
8,609,946
53,686
66
CA
5.45500%
1-Mar-14
GCCF4G1A
Retail
0.00
7,934,352
45,198
67
CO
5.40000%
1-Apr-14
GCCF4G1A
Retail
0.00
7,197,011
40,711
68
CA
6.00000%
1-May-14
GCCF4G1A
Retail
0.00
7,042,531
45,745
69
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.48000%
1-Feb-14
GCCF4G1A
Multifamily
0.00
6,814,920
38,978
70
TX
5.13000%
1-May-14
GCCF4G1A
Multifamily
0.00
6,800,000
30,039
71
FL
6.11000%
1-Aug-13
GCCF4G1A
Retail
0.00
6,681,792
41,100
72
FL
5.70000%
1-Dec-12
GCCF4G1A
Office
0.00
6,652,099
41,948
73
CA
5.37000%
1-Apr-14
GCCF4G1A
Retail
0.00
6,650,713
37,497
74
VA
5.70000%
1-May-14
GCCF4G1A
Retail
0.00
6,462,558
37,726
75
IL
5.75000%
1-May-14
GCCF4G1A
Office
0.00
4,424,658
25,969
76
IL
5.75000%
1-May-14
GCCF4G1A
Retail
0.00
1,789,749
10,504
77
LA
6.69000%
1-Dec-13
GCCF4G1A
Lodging
0.00
6,165,106
47,678
78
NY
5.31400%
1-Mar-11
GCCF4G1A
Mobile home park
0.00
6,147,532
34,483
79
GA
5.88000%
1-Jan-14
GCCF4G1A
Office
0.00
5,942,482
35,511
80
CT
5.95000%
1-Feb-14
GCCF4G1A
Industrial
0.00
5,923,878
38,475
81
AL
5.94000%
1-Nov-13
GCCF4G1A
Retail
0.00
5,850,000
29,923
82
PA
5.58000%
1-Aug-13
GCCF4G1A
Office
0.00
5,807,883
33,367
83
LA
5.58000%
1-Mar-14
GCCF4G1A
Office
0.00
5,740,000
27,581
84
WI
5.20000%
1-Feb-14
GCCF4G1A
Multifamily
0.00
5,350,000
23,956
85
CA
5.15000%
1-Mar-14
GCCF4G1A
Office
0.00
5,253,533
28,939
86
PA
5.39000%
1-Feb-19
GCCF4G1A
Retail
0.00
5,030,545
42,185
87
GA
5.83000%
1-Oct-13
GCCF4G1A
Office
0.00
5,035,709
30,022
88
OH
5.50000%
1-Apr-14
GCCF4G1A
Retail
0.00
4,921,609
34,394
89
TX
5.57000%
1-Apr-12
GCCF4G1A
Retail
0.00
4,875,000
23,382
90
PA
5.37000%
1-May-14
GCCF4G1A
Mobile home park
0.00
4,770,223
26,864
91
CA
5.28000%
1-May-14
GCCF4G1A
Retail
0.00
4,620,575
25,764
92
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.44000%
1-Apr-14
GCCF4G1A
Retail
0.00
4,621,270
26,256
93
VA
5.63000%
1-Jan-14
GCCF4G1A
Office
0.00
4,513,862
26,264
94
CA
5.76000%
1-Jan-14
GCCF4G1A
Industrial
0.00
4,455,724
26,289
95
NV
5.74000%
1-Jan-13
GCCF4G1A
Multifamily
0.00
4,406,026
25,941
B
96
CA
5.61100%
1-Feb-14
GCCF4G1A
Self storage
0.00
4,186,116
24,284
97
FL
6.72200%
1-May-14
GCCF4G1A
Retail
0.00
4,170,211
28,944
98
CO
5.65000%
1-Mar-14
GCCF4G1A
Retail
0.00
4,166,991
24,244
99
NV
6.43000%
1-Oct-13
GCCF4G1A
Office
0.00
4,128,987
26,197
100
5.63000%
1-Oct-13
GCCF4G1A
Other
0.00
3,950,000
19,150
101
NY
5.90000%
1-Sep-13
GCCF4G1A
Office
0.00
3,842,798
22,836
102
NC
5.37000%
1-Apr-14
GCCF4G1A
Mobile home park
0.00
3,811,752
21,491
103
CO
5.93000%
1-Oct-13
GCCF4G1A
Retail
0.00
3,750,000
19,149
104
GA
5.48000%
1-Aug-13
GCCF4G1A
Office
0.00
3,690,859
21,245
105
NC
5.84000%
1-Oct-13
GCCF4G1A
Multifamily
0.00
3,530,031
21,068
106
5.35000%
1-Nov-13
GCCF4G1A
Other
0.00
3,500,000
16,124
107
LA
5.93000%
1-Nov-13
GCCF4G1A
Retail
0.00
3,449,366
21,687
108
WV
5.64000%
1-Feb-14
GCCF4G1A
Retail
0.00
3,408,534
19,835
109
NC
5.72000%
1-Feb-14
GCCF4G1A
Retail
0.00
3,200,000
15,762
110
NV
5.63000%
1-Aug-18
GCCF4G1A
Industrial
0.00
3,075,313
26,780
111
TX
6.11400%
1-Jan-14
GCCF4G1A
Retail
0.00
3,057,686
20,190
112
NY
4.13000%
1-Apr-09
GCCF4G1A
Other
0.00
3,000,000
10,325
113
CO
5.99000%
1-Nov-13
GCCF4G1A
Retail
0.00
3,000,000
15,474
114
CA
6.05000%
1-May-14
GCCF4G1A
Office
0.00
2,934,330
17,782
115
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
SC
4.45000%
1-Aug-13
GCCF4G1A
Retail
0.00
2,843,584
14,608
B
116
OH
5.99000%
1-Jan-14
GCCF4G1A
Retail
0.00
2,670,426
16,591
117
NY
6.53000%
1-Mar-14
GCCF4G1A
Retail
0.00
2,608,529
19,805
118
NV
6.00000%
1-Mar-14
GCCF4G1A
Industrial
0.00
2,382,576
14,389
119
WI
5.67000%
1-Feb-14
GCCF4G1A
Multifamily
0.00
2,378,185
13,884
120
TX
5.71000%
1-Nov-13
GCCF4G1A
Office
0.00
2,000,000
9,834
121
CA
5.05000%
1-Apr-19
GCCF4G1A
Mobile home park
0.00
1,948,297
15,868
122
CA
6.30000%
1-Nov-13
GCCF4G1A
Retail
0.00
1,978,924
12,379
123
NV
5.53000%
1-Jan-12
GCCF4G1A
Multifamily
0.00
1,781,395
10,254
124
UT
6.42000%
1-Feb-14
GCCF4G1A
Retail
0.00
1,587,641
10,029
125
NY
6.64340%
1-Apr-14
GCCF4G1E
Office
0.00
25,000,000
143,018
126
2,617,003,759
14,109,117
0
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Greenwich Capital Commercial Funding Corp.,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
13-Oct-04
10-Dec-04
29-Oct-04
Commercial Mortgage Trust 2004-GG1,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG1
ABN AMRO Acct: 721807.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

10-Nov-2004 - 08:28 (Q676-Q718) (c) 2004 LaSalle Bank N.A.